INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST         Two World Trade Center,
                                                       New York, New York 10048

LETTER TO THE SHAREHOLDERS April 30,1998

DEAR SHAREHOLDER:

We are pleased to present the semiannual report on the operations of InterCapital Quality Municipal Investment Trust (IQT) for the period ended April 30, 1998.

Since last fall domestic economic growth has been tempered by the deflationary impact of the Asian financial crisis. U.S. employment conditions strengthened and the unemployment rate declined to its lowest level since 1970. Inflation remained subdued despite the robust economy. In part this was the result of productivity gains and the lower costs of oil and other imports. Foreign currency turmoil strengthened the value of the U.S. dollar and created demand for U.S. Treasury securities. Municipal bonds followed the trend of Treasuries and yields declined to levels last seen 20 years ago. The bond market rally was also aided by prospects of the first federal budget surplus in more than two decades.

MUNICIPAL MARKET CONDITIONS

Long-term insured index yields ended April 1998 at 5.35 percent after reaching a low of 5.15 percent in December and January. Over the past

                            BOND YIELDS 1994-1998

                                                      Insured Municipal
               30-Year            30-Year U.S.          Revenue Yields
          Insured Municipal        Treasury          as a Percentage of U.S.
               Yields               Yields              Treasury Yields

Dec '93         5.4                  6.34                   85.17%
                5.4                  6.24                   86.54%
                5.8                  6.66                   87.09%
                6.4                  7.09                   90.27%
                6.35                 7.32                   86.75%
                6.25                 7.43                   84.12%
Jun '94         6.5                  7.61                   85.41%
                6.25                 7.39                   84.57%
                6.3                  7.45                   84.56%
                6.55                 7.81                   83.87%
                6.75                 7.96                   84.80%
                7                    8                      87.50%
Dec '94         6.75                 7.88                   85.66%
                6.4                  7.7                    83.12%
                6.15                 7.44                   82.66%
                6.15                 7.43                   82.77%
                6.2                  7.34                   84.47%
                5.8                  6.66                   87.09%
Jun '95         6.1                  6.62                   92.15%
                6.1                  6.86                   88.92%
                6                    6.66                   90.08%
                5.95                 6.48                   91.82%
                5.75                 6.33                   90.84%
                5.5                  6.14                   89.56%
Dec '95         5.35                 5.94                   90.07%
                5.4                  6.03                   89.55%
                5.8                  6.46                   86.69%
                5.85                 6.66                   87.84%
                5.95                 6.89                   86.36%
                6.05                 6.99                   86.55%
Jun '96         5.9                  6.89                   85.63%
                5.85                 6.97                   83.93%
                5.9                  7.11                   82.98%
                5.7                  6.93                   82.25%
                5.65                 6.64                   85.09%
                5.5                  6.35                   86.61%
Dec '96         5.6                  6.63                   84.46%
                5.7                  6.79                   83.95%
                5.65                 6.8                    83.08%
                5.9                  7.1                    83.10%
                5.75                 6.94                   82.85%
                5.65                 6.91                   81.77%
Jun '97         5.6                  6.78                   82.60%
                5.3                  6.3                    84.00%
                5.5                  6.61                   83.00%
                5.4                  6.4                    84.40%
                5.35                 6.15                   86.90%
                5.3                  6.05                   87.60%
Dec '97         5.15                 5.92                   86.90%
Jan '98         5.15                 5.8                    88.80%
Feb.'98         5.2                  5.92                   87.80%
Mar '98         5.25                 5.93                   88.50%
Apr '98         5.35                 5.95                   89.90%

Source:  Municipal Market Data

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

12 months the insured index yield has declined from 5.75 percent. The yield on one-year notes was 3.75 percent at the end of April 1998. Thus, the yield pickup for extending maturities from 1 to 30 years was 160 basis points.

The overall decline in interest rates led to an increase in new-issue municipal volume. In contrast, the federal deficit has shrunk and the U.S. Treasury's borrowing needs have declined. Under these conditions, the municipal rally lagged the rally in Treasuries. The ratio of municipal yields to Treasury yields improved from 87 percent in October to almost 90 percent in April. A year ago the ratio was a relatively rich 83 percent. A rising ratio means that municipals have underperformed Treasuries but have become relatively more attractive.

Total municipal volume increased 20 percent in 1997. New-issue supply totaled $220 billion last year, with half the underwritings enhanced with bond insurance. Overall, refundings represented one-quarter of total new issues. For the year-to-date, municipal underwriting is up 60 percent with refunding issues comprising one-third of the total.

PERFORMANCE

During the six-month period ended April 30, 1998, the Trust's net asset value
(NAV) slipped from $15.50 to $15.42. Based on this NAV change plus reinvestment of tax-free dividends and capital gains distributions totaling $0.49 per share, the Trust's total NAV return was 2.67 percent. IQT's price on the New York Stock Exchange declined from $15.3125 to $14.8125 per share. Based on this change in market price plus reinvestment of dividends and distributions, the Trust's total market return was -0.17 percent. On April 30, 1998, IQT was trading at a 3.94 percent discount to NAV. This means that the market price of the common stock was lower than the NAV.

Monthly dividends for the second quarter of 1998 were declared in March and remained unchanged at $0.08 per share. The level of undistributed net investment income increased from $0.058 to $0.067 per share over the past six months.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding Auction Rate Preferred Shares (ARPS), including their purchase in the open market or in privately negotiated transactions.

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

LARGEST SECTORS as of April 30, 1998
(% Of Net Assets)
REFUND                       21%
MORTGAGE                     23%
ALL OTHERS                   17%
IDR/PCR*                      9%
RESOURCE RECOVERY             7%
TRANSPORTATION                7%
HOSPITAL                      6%
ELECTRIC                      5%
GENERAL OBLIGATION            5%

* Industrial Development/Pollution Control Revenue
Portfolio structure is subject to change.

CREDIT RATINGS as of April 30, 1998
(% of Total Long-Term Portfolio)
Aaa OR AAA               55%
A OR A                   24%
Aa OR AA                 21%

As measured by Moody's Investors Service, Inc. or
Standard & Poor's Corp.
Portfolio structure is subject to change.

CALL STRUCTURE AS OF APRIL 30, 1998
(% of Total Long-Term Portfolio)                      WEIGHTED AVERAGE
PERCENT CALLABLE                                 CALL PROTECTIONS: 5 YEARS

   YEARS BONDS CALLABLE
1999                  3%
2000                  0%
2001                 59%
2002                  3%
2003                  6%
2004                  1%
2005                 11%
2006                  5%
2007                  3%
2008                  2%
2009+                 7%

Portfolio structure is subject to change.

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

PORTFOLIO STRUCTURE

The Trust remained fully invested in long-term municipal bonds during the period. Investments were diversified among 14 long-term sectors and 55 credits. As illustrated in the accompanying chart, refunded bonds that will be called within 10 years comprised 21 percent of the portfolio. IQT's weighted average maturity was 20 years. The distribution of call dates in the portfolio produced 5 years of weighted average call protection. Throughout the fiscal period, high credit quality was maintained, with 76 percent of its long-term holdings rated double or triple "A."

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first is the amount of ARPS outstanding, the second the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

During the six-month period, ARPS leverage contributed approximately $0.07 per share to common share earnings. Weekly ARPS yields ranged between 3.11 and 4.25 percent. IQT's two ARPS series totaled $105 million and represented 27 percent of net assets.

LOOKING AHEAD

The economic fundamentals are in place for another year of solid, albeit less spectacular, domestic growth in 1998. Events in Asia have strengthened the U.S. dollar and contributed to lower interest rates. The Asian financial crisis seems likely to moderate U.S. economic growth and inflationary pressures. While this outlook is favorable for municipal bonds it is possible that the Federal Reserve Board may begin to tighten monetary policy if capacity and labor constraints cause cost pressures to mount.

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

We appreciate your ongoing support of InterCapital Quality Municipal Investment Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS April 30, 1998 (unaudited)

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (97.5%)
            General Obligation (4.5%)
$  2,000    Chicago, Illinois, Refg Ser 1995 B (FGIC)...................   5.125%  01/01/25    $ 1,922,580
  10,000    Chicago School Reform Board, Illinois, Dedicated Tax Ser
             1997 (AMBAC)...............................................   5.75    12/01/27     10,394,200
   4,705    Oregon, Veterans' Welfare Ser 75............................   6.00    04/01/27      4,893,435
--------                                                                                       -----------
  16,705                                                                                        17,210,215
--------                                                                                       -----------

            Educational Facilities Revenue (0.9%)
   3,480    Indiana University, Student Fee Ser K (MBIA)................   5.875   08/01/20      3,640,080
--------                                                                                       -----------

            Electric Revenue (5.1%)
   5,000    North Carolina Municipal Power Agency #1, Catawba Ser
             1992.......................................................   6.25    01/01/17      5,266,350
   5,000    South Carolina Public Service Authority, Sante Cooper 1997
             Refg Ser A (MBIA)..........................................   5.00    01/01/29      4,737,300
   5,000    San Antonio, Texas, Electric & Gas Refg Ser 1994-A..........   5.00    02/01/14      4,908,750
   5,000    Intermountain Power Agency, Utah, Refg 1996 Ser D (Secondary
             FSA).......................................................   5.00    07/01/21      4,762,400
--------                                                                                       -----------
  20,000                                                                                        19,674,800
--------                                                                                       -----------

            Hospital Revenue (6.2%)
  10,000    Wichita, Kansas, CSJ Health System of Wichita Inc Ser
             1991.......................................................   7.00    11/15/18     10,840,000
   7,000    Massachusetts Health & Educational Facilities Authority, St
             Elizabeth's Hospital of Boston Ser D & E (FSA).............   6.70    08/15/21      7,569,240
   3,000    Missouri Health & Educational Facilities Authority, SSM
             Healthcare Ser 1998 A (MBIA) (WI)..........................   5.00    06/01/22      2,846,940
   2,180    Charlotte-Mecklenburg Hospital Authority, North Carolina,
             Ser 1992...................................................   6.25    01/01/20      2,334,606
--------                                                                                       -----------
  22,180                                                                                        23,590,786
--------                                                                                       -----------

            Industrial Development/Pollution Control Revenue (9.4%)
   1,000    St Lucie County, Florida, Florida Power & Light Co Ser 1991
             (AMT)......................................................   7.15    02/01/23      1,082,240
   9,000    Hawaii Department Budget & Finance, Citizen Utilities Co
             1991 Ser A & B (AMT).......................................   6.66    11/01/21      9,630,090
   5,000    Chicago, Illinois, Chicago-O'Hare Int'l Airport/ Lufthansa
             German Airlines Inc Ser 1990 (AMT).........................   7.125   05/01/18      5,415,550
   2,000    Chicago, Illinois, Peoples Gas Light & Coke Co Refg 1995 Ser
             A..........................................................   6.10    06/02/25      2,124,460
   4,000    New York State Energy Research & Development Authority,
             Brooklyn Union Gas Co 1991 Ser A & B (AMT).................   6.952   07/01/26      4,579,280
  12,000    Richland County, South Carolina, Union Camp Corp Ser 1991 B
             (AMT)......................................................   7.125   09/01/21     13,015,680
--------                                                                                       -----------
  33,000                                                                                        35,847,300
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS April 30, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Mortgage Revenue - Multi-Family (7.6%)
$ 10,000    Illinois Housing Development Authority, 1991 Ser A..........   8.25%   07/01/16    $10,838,400
  15,000    New Jersey Housing & Mortgage Finance Agency, Presidential
             Plaza at Newport - FHA Insured Mortgages Refg 1991 Ser 1...   7.00    05/01/30     16,225,500
   1,970    New York State Housing Finance Agency, 1996 Ser A Refg
             (FSA)......................................................   6.10    11/01/15      2,122,852
--------                                                                                       -----------
  26,970                                                                                        29,186,752
--------                                                                                       -----------

            Mortgage Revenue - Single Family (15.7%)
   1,900    Alaska Housing Finance Agency, Housing GNMA Collateralized
             1990 Ser A
             Subser A-2.................................................   7.05    06/01/25      2,023,120
   6,000    California Housing Finance Agency, Home 1991 Ser G (AMT)....   7.05    08/01/27      6,338,460
   9,485    Colorado Housing Finance Authority, Refg 1991 Ser A.........   7.25    11/01/31     10,027,258
   1,420    District of Columbia Housing Finance Agency, GNMA
             Collateralized Ser 1990 B (AMT)............................   7.10    12/01/24      1,495,430
   4,635    Maine Housing Authority, Purchase 1988 Ser D-6 (AMT)........   7.25    11/15/19      4,886,356
   2,380    Michigan Housing Development Authority, 1991 Ser B..........   6.95    12/01/20      2,510,852
   8,200    Nebraska Investment Finance Authority, GNMA-Backed 1991 Ser
             A & B (AMT)................................................   7.025   09/15/23      8,686,342
   4,045    New Hampshire Housing Finance Authority, Residential 1991
             Ser D (AMT)................................................   7.25    07/01/15      4,250,769
            Ohio Housing Finance Agency,
   4,500     GNMA-Backed Ser A 1 & 2 (AMT)..............................   6.903   03/01/31      4,768,245
   1,990     Residential 1996 Ser B-2 (AMT).............................   6.10    09/01/28      2,083,013
   4,500    Tennessee Housing Development Agency, Homeownership Issue T
             (AMT)......................................................   7.375   07/01/23      4,744,935
   5,000    Virginia Housing Development Authority, 1992 Ser A..........   7.15    01/01/33      5,226,700
   3,000    Wyoming Community Development Authority, Federally
             Insured/Gtd Loans 1988 Ser G (AMT).........................   7.25    06/01/21      3,207,690
--------                                                                                       -----------
  57,055                                                                                        60,249,170
--------                                                                                       -----------

            Nursing & Health Related Facilities Revenue (0.3%)
     940    New York State Medical Care Facilities Finance Agency,
--------     Mental Health 1991 Ser C...................................   7.30    02/15/21      1,035,542
                                                                                               -----------

            Resource Recovery Revenue (7.0%)
   5,000    Northeast Maryland Waste Disposal Authority, Montgomery
             County Ser 1993 A (AMT)....................................   6.30    07/01/16      5,306,800
            Detroit Economic Development Corporation, Michigan,
   5,000     Ser 1991 A (AMT) (FSA).....................................   6.60    05/01/02      5,376,850
   4,610     Ser 1991 A (AMT) (FSA).....................................   6.875   05/01/09      4,955,842
  10,000    Montgomery County Industrial Development Authority,
             Pennsylvania, Ser 1989.....................................   7.50    01/01/12     11,010,300
--------                                                                                       -----------
  24,610                                                                                        26,649,792
--------                                                                                       -----------

            Student Loan Revenue (3.6%)
  13,000    Pennsylvania Higher Education Assistance Agency, 1991 Ser A
--------     & B (AMT) (AMBAC)..........................................   6.854   09/01/26     13,982,020
                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS April 30, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Transportation Facilities Revenue (7.3%)
$ 10,000    Hillsborough County Port District, Florida, Tampa Port
             Authority, Spl & Refg Ser 1995 (AMT) (FSA).................   6.00%   06/01/20   $ 10,499,100
   4,000    Lee County, Florida, Ser 1995 (MBIA)........................   5.75    10/01/22      4,152,960
   7,000    Hawaii, Airports Second Ser of 1991 (AMT)...................   6.90    07/01/12      8,135,960
   5,000    Houston, Texas, Airport Sub Lien Ser 1991 A (AMT) (FGIC)....   6.75    07/01/21      5,369,100
--------                                                                                       -----------
  26,000                                                                                        28,157,120
--------                                                                                       -----------

            Water & Sewer Revenue (1.1%)
   4,000    Cleveland, Ohio, Waterworks Improvements Refg Ser H 1996
             (MBIA).....................................................   5.75    01/01/21      4,152,880
--------                                                                                       -----------

            Other Revenue (8.0%)
  10,000    New York Local Government Assistance Corporation, Ser
             1995 A.....................................................   6.00    04/01/24     10,586,600
  15,000    Emmaus General Authority, Pennsylvania, Local Government Ser
             1988 H (FGIC)..............................................   7.00    05/15/18     16,136,700
   4,000    Houston, Texas, Sr Lien Hotel Occupancy Tax Refg Ser 1995
             (FSA)......................................................   5.50    07/01/15      4,060,120
--------                                                                                       -----------
  29,000                                                                                        30,783,420
--------                                                                                       -----------

            Refunded (20.8%)
  10,000    Massachusetts Health & Educational Facilities Authority,
             Brigham & Woman's Hospital Ser D...........................   6.75    07/01/01+    10,905,200
   5,000    Massachusetts Water Resources Authority, 1991 Ser A**.......   6.875   12/01/01+     5,519,850
   5,000    New York City Municipal Water Finance Authority, New York,
             1991 Ser C.................................................   7.375   06/15/01+     5,521,900
   5,000    New York Local Government Assistance Corporation, Ser 1991
             C..........................................................   7.00    04/01/01+     5,467,800
   2,805    Charlotte-Mecklenburg Hospital Authority, North Carolina,
             Ser 1992...................................................   6.25    01/01/02+     3,035,655
   9,000    Lorain County, Ohio, Humility of Mary Health Care Corp Ser
             1991 B (ETM)...............................................   7.20    12/15/11     10,000,980
  10,000    Middleburg Heights, Ohio, Southwest General Hospital Ser
             1991.......................................................   7.20    08/15/01+    11,057,500
   6,000    Salt Lake City, Utah, IHC Hospitals Inc Refg Ser 1991
             (AMBAC) (ETM)..............................................   6.75    05/15/20      6,520,380
  10,000    Seattle, Washington, Drainage & Wastewater Utility 1990.....   7.125   12/01/99+    10,678,700
  10,000    Washington Public Power Supply System, Proj #1 Refg Ser
             1991 A.....................................................   6.875   07/01/01+    10,923,100
--------                                                                                       -----------
  72,805                                                                                        79,631,065
--------                                                                                       -----------
 349,745    TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $347,649,427).................   373,790,942
--------                                                                                       -----------
            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (1.4%)
            Missouri Health & Education Facilities Authority,
   3,300     Cox Health Systems Ser 1997 (Demand 05/01/98)..............   4.20*   06/01/15      3,300,000
   2,000     Washington University Ser 1996 D (Demand 05/01/98).........   4.20*   09/01/30      2,000,000
--------                                                                                       -----------
   5,300    TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (Identified Cost
--------     $5,300,000)....................................................................     5,300,000
                                                                                               -----------

            TOTAL INVESTMENTS (Identified Cost $352,949,427) (a)...................    98.9%   379,090,942

            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...........................   1.1      4,268,316
                                                                                      -----    -----------

            NET ASSETS..............................................................  100.0%  $383,359,258
                                                                                      =====    ===========


                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS April 30, 1998 (unaudited) continued

---------------------

AMT   Alternative Minimum Tax.
ETM   Escrowed to maturity.
WI    Security purchased on a "when-issued" basis.
 +    Prerefunded to call date shown.
 *    Current coupon of variable rate demand obligation.
**    A portion of this security is segregated in connection with the purchase of a "when-issued" security.
(a)   The aggregate cost for federal income tax purposes
      approximates identified cost. The aggregate gross unrealized appreciation is $26,190,374 and the aggregate gross
      unrealized depreciation is $48,859, resulting in net
      unrealized appreciation of $26,141,515.

Bond Insurance:
--------------
   AMBAC        AMBAC Indemnity Corporation.
   FGIC         Financial Guaranty Insurance Company.
   FSA          Financial Security Assurance Inc.
   MBIA         Municipal Bond Investors Assurance Corporation.

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                 April 30, 1998

Alaska...................       0.5%
California...............       1.7
Colorado.................       2.6
District of Columbia.....       0.4
Florida..................       4.1
Hawaii...................       4.6
Illinois.................       8.0
Indiana..................       1.0
Kansas...................       2.8
Maine....................       1.3
Maryland.................       1.4%
Massachusetts............       6.3
Michigan.................       3.4
Missouri.................       2.1
Nebraska.................       2.3
New Hampshire............       1.1
New Jersey...............       4.2
New York.................       7.7
North Carolina...........       2.8
Ohio.....................       8.4
Oregon...................       1.3%
Pennsylvania.............      10.7
South Carolina...........       4.6
Tennessee................       1.2
Texas....................       3.7
Utah.....................       2.9
Virginia.................       1.4
Washington...............       5.6
Wyoming..................       0.8
                             ------
Total....................      98.9%
                             ======

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1998 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $352,949,427)............................. $379,090,942
Cash........................................................       33,088
Receivable for:
    Interest................................................    6,743,863
    Investments sold........................................      620,000
Prepaid expenses............................................       68,197
                                                             ------------

    TOTAL ASSETS............................................  386,556,090
                                                             ------------

LIABILITIES:
Payable for:
    Investments purchased...................................    2,866,650
    Investment management fee...............................      126,073
    Dividends to preferred shareholders.....................      108,738
Accrued expenses............................................       95,371
                                                             ------------

    TOTAL LIABILITIES.......................................    3,196,832
                                                             ------------

    NET ASSETS.............................................. $383,359,258
                                                             ============

COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares
 authorized of non-participating $.01 par value, 2,100
 shares outstanding)........................................ $105,000,000
                                                             ------------
Common shares of beneficial interest (unlimited shares
 authorized of $.01 par value, 18,049,013 shares
 outstanding)...............................................  251,024,923
Net unrealized appreciation.................................   26,141,515
Accumulated undistributed net investment income.............    1,208,924
Accumulated net realized loss...............................      (16,104)
                                                             ------------

    NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS............  278,359,258
                                                             ------------

    TOTAL NET ASSETS........................................ $383,359,258
                                                             ============

NET ASSET VALUE PER COMMON SHARE
 ($278,359,258 divided by 18,049,013 common shares
 outstanding)...............................................       $15.42
                                                             ============

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

STATEMENT OF OPERATIONS
For the six months ended April 30, 1998 (unaudited)

NET INVESTMENT INCOME:

INTEREST INCOME............................................. $11,723,608
                                                             -----------

EXPENSES
Investment management fee...................................     671,749
Auction commission fees.....................................     152,040
Professional fees...........................................      50,492
Transfer agent fees and expenses............................      40,911
Shareholder reports and notices.............................      19,012
Registration fees...........................................      12,379
Trustees' fees and expenses.................................       8,852
Auction agent fees..........................................       8,175
Custodian fees..............................................       7,784
Servicing fees..............................................       4,494
Other.......................................................       4,281
                                                              ----------

    TOTAL EXPENSES..........................................     980,169

Less: expense offset........................................      (7,744)
                                                              ----------

    NET EXPENSES............................................     972,425
                                                              ----------

    NET INVESTMENT INCOME...................................  10,751,183
                                                              ----------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss...........................................     (16,101)
Net change in unrealized appreciation.......................  (1,356,895)
                                                              ----------

    NET LOSS................................................  (1,372,996)
                                                              ----------

NET INCREASE................................................  $9,378,187
                                                              ==========

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                      FOR THE SIX       FOR THE YEAR
                                                      MONTHS ENDED         ENDED
                                                     APRIL 30, 1998   OCTOBER 31, 1997
--------------------------------------------------------------------------------------
                                                       (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income................................  $10,751,183      $ 21,763,966
Net realized gain (loss).............................      (16,101)          195,281
Net change in unrealized appreciation................   (1,356,895)        6,054,065
                                                       -----------      ------------

    NET INCREASE.....................................    9,378,187        28,013,312
                                                       -----------      ------------

Dividends to preferred shareholders from net
 investment income...................................   (1,932,990)       (3,950,695)
                                                       -----------      ------------

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS
FROM:
Net investment income................................   (8,663,383)      (17,354,713)
Net realized gain....................................     (195,290)         (964,357)
                                                       -----------      ------------

    TOTAL............................................   (8,858,673)      (18,319,070)
                                                       -----------      ------------

Decrease from transactions in common shares of
 beneficial interest.................................      --             (1,458,787)
                                                       -----------      ------------

    NET INCREASE (DECREASE)..........................   (1,413,476)        4,284,760

NET ASSETS:
Beginning of period..................................  384,772,734       380,487,974
                                                       -----------      ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $1,208,924 and $1,054,114, respectively)......... $383,359,258      $384,772,734
                                                      ============      ============

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 1998 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Quality Municipal Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on July 2, 1991 and commenced operations on September 27, 1991.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 1998 (unaudited) continued

investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 1998 aggregated $3,205,050 and $2,881,650, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 1998 (unaudited) continued

five years of service. Aggregate pension costs for the six months ended April 30, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $1,811. At April 30, 1998, the Trust had an accrued pension liability of $37,814 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series A and Series B Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                  AMOUNT IN             RESET         RANGE OF
SERIES  SHARES*   THOUSANDS*   RATE*     DATE     DIVIDEND RATES**
------  -------   ----------   -----   --------   ----------------
  A      1,400     $70,000     4.01%   05/06/98    3.11% - 4.25%
  B        700      35,000     3.78    09/04/98            3.78

---------------------

 *   As of April 30, 1998.
**   For the six months ended April 30, 1998.

Subsequent to April 30, 1998 and up through June 5, 1998 the Trust paid dividends to Series A and B at rates ranging from 3.75% to 3.95% in the aggregate amount of $481,950.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 1998 (unaudited) continued

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                                        EXCESS OF
                                                                SHARES     PAR VALUE    PAR VALUE
                                                              ----------   ---------   ------------
Balance, October 31, 1996...................................  18,151,913   $181,519    $252,302,191
Treasury shares purchased and retired (weighted average
 discount 5.71%)*...........................................    (102,900)    (1,029)     (1,457,758)
                                                              ----------   --------    ------------
Balance, October 31, 1997 and April 30, 1998................  18,049,013   $180,490    $250,844,433
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

6. DIVIDENDS TO COMMON SHAREHOLDERS

On March 24, 1998, the Trust declared the following dividends from net investment income:

 AMOUNT       RECORD         PAYABLE
PER SHARE      DATE           DATE
---------  ------------   -------------
 $0.0775   May 8, 1998    May 22, 1998
 $0.0775   June 5, 1998   June 19, 1998

INTERCAPITAL QUALITY MUNICIPAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                          FOR THE SIX                   FOR THE YEAR ENDED OCTOBER 31*
                                                         MONTHS ENDED        ----------------------------------------------------
                                                        APRIL 30, 1998*        1997       1996       1995       1994       1993
---------------------------------------------------------------------------------------------------------------------------------
                                                          (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................      $ 15.50           $ 15.18    $ 15.31    $ 14.09     $16.53    $ 14.51
                                                            -------           -------    -------    -------     ------    -------
Net investment income.................................         0.60              1.20       1.21       1.22       1.35       1.42
Net realized and unrealized gain (loss)...............        (0.08)             0.34       0.06       1.30      (2.34)      2.05
                                                            -------           -------    -------    -------     ------    -------
Total from investment operations......................         0.52              1.54       1.27       2.52      (0.99)      3.47
                                                            -------           -------    -------    -------     ------    -------
Less dividends and distributions from:
   Net investment income..............................        (0.48)            (0.96)     (1.02)     (1.08)     (1.23)     (1.23)
   Common share equivalent of dividends paid to
    preferred shareholders............................        (0.11)            (0.22)     (0.22)     (0.22)     (0.22)     (0.22)
   Net realized gain..................................        (0.01)            (0.05)     (0.16)        --         --         --
                                                            -------           -------    -------    -------     ------    -------
Total dividends and distributions.....................        (0.60)            (1.23)     (1.40)     (1.30)     (1.45)     (1.45)
                                                            -------           -------    -------    -------     ------    -------
Anti-dilutive effect of acquiring treasury shares.....           --              0.01         --         --         --         --
                                                            -------           -------    -------    -------     ------    -------
Net asset value, end of period........................      $ 15.42           $ 15.50    $ 15.18    $ 15.31     $14.09    $ 16.53
                                                            =======           =======    =======    =======     ======    =======
Market value, end of period...........................      $14.813           $15.313    $14.625    $14.625     $12.75    $16.625
                                                            =======           =======    =======    =======     ======    =======
TOTAL INVESTMENT RETURN+..............................        (0.17)%(1)        12.16%      8.44%     23.76%    (16.77)%    19.68%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses........................................         0.70%(2)          0.71%      0.72%      0.74%      0.82%      0.81%
Net investment income before preferred stock
 dividends............................................         7.69%(2)          7.93%      8.02%      8.31%      8.80%      9.05%
Preferred stock dividends.............................         1.38%(2)          1.44%      1.45%      1.50%      1.40%      1.38%
Net investment income available to common
 shareholders.........................................         6.31%(2)          6.49%      6.57%      6.81%      7.40%      7.67%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............     $383,359          $384,773   $380,488   $383,920   $379,886   $447,578
Asset coverage on preferred shares at end of period...          365%              366%       362%       365%       316%       320%
Portfolio turnover rate...............................            1%(1)             5%         7%        12%        10%         3%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

TRUSTEES
-------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS
-------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT
-------------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS
-------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER
-------------------------------------------------
Dean Whitter InterCapital Inc.
Two World Trade Center
New York, New York 10048


The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.


INTERCAPITAL
QUALITY
MUNICIPAL
INVESTMENT
TRUST

Semiannual Report
April 30, 1998